SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549




                                   FORM 8-K




                                CURRENT REPORT




                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


                       Date of Report: November 6, 2000
                       (Date of earliest event reported)

                       CHRYSLER FINANCIAL COMPANY L.L.C.
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            (Exact name of registrant as specified in its charter)


  State of Michigan                    333-92583                   38-2997412
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 (State or other jurisdiction of     (Commission) File No.)      (IRS Employer
        incorporation)                                      Identification No.)


                27777 Franklin Rd., Southfield, Michigan 48034
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                   (Address of principal executive offices)

Registrant's telephone number, including area code: (248) 512-3990

This filing relates to Registration Statement No.: 333-92583.




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Item 5.  Other Events.
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         On November 6, 2000, DaimlerChrysler Auto Trust 2000-D (the
"Issuer"), as issuer, and The Chase Manhattan Bank USA, National Association ("Chase"), as indenture trustee, entered into an indenture dated as of November 1, 2000 (the "Indenture"). On November 6, 2000, Chrysler Financial Company L.L.C. ("CFC"), as depositor, DaimlerChrysler Retail Receivables LLC ("DCRR") and Bank One, National Association, as owner trustee, entered into an amended and restated trust agreement dated as of November 1, 2000 (the "Trust Agreement"). The Indenture is attached hereto as Exhibit 4.1 and the Trust Agreement is attached hereto as Exhibit 4.2.

         On November 6, 2000, CFC, as seller and servicer, and the Issuer, as issuer, entered into a sale and servicing agreement dated as of November 1, 2000 (the "Sale and Servicing Agreement"). On November 6, 2000, the Issuer, CFC, as administrator, and Chase, as indenture trustee, entered into an administration agreement ("Administration Agreement") dated as of November 1, 2000. On November 6, 2000, CFC, as seller, and DCRR, as purchaser, entered into a purchase agreement dated as of November 1, 2000 (the "Purchase Agreement"). The Sale and Servicing Agreement is attached hereto as Exhibit 10, the Administration Agreement is attached hereto as Exhibit 99.1 and the Purchase Agreement is attached hereto as Exhibit 99.2.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
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         Listed below are the financial statements, pro forma financial information and exhibits, if any, filed as a part of this Report:

         (a)      Financial statements of businesses acquired;

                  None

         (b)      Pro forma financial information:

                  None

         (c)      Exhibits:

                  Exhibit 4.1       Indenture

                  Exhibit 4.2       Trust Agreement

                  Exhibit 10        Sale and Servicing Agreement

                  Exhibit 99.1      Administration Agreement

                  Exhibit 99.2      Purchase Agreement



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                                  SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                               By:   Chrysler Financial Company L.L.C.



Date:  November 17, 2000     By:   /s/ B.C. Babbish
                                     ----------------
                                     B.C. Babbish
                                     Assistant Secretary


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                                 EXHIBIT INDEX



    Exhibit No.        Description of Exhibit
    -----------        ----------------------

Exhibit 4.1            Indenture
Exhibit 4.2            Trust Agreement
Exhibit 10             Sale and Servicing Agreement
Exhibit 99.1           Administration Agreement
Exhibit 99.2           Purchase Agreement